Exhibit 99.2

OCTOBER 14, 2022 1

Safe Harbor

This presentation contains certain statements that constitute "forward-looking statements" within the meaning of federal securities laws, including statements regarding the effects of the proposed transaction. These statements are based on the assumptions and beliefs of Kroger and Albertsons management in light of the information currently available to them. Such statements are indicated by words or phrases such as "accelerate," "create," "committed," "confident," "continue," "deliver," "driving," "expect," "future," "guidance," "positioned," "strategy," "target," "synergies," "trends," and "will." Various uncertainties and other factors could cause actual results to differ materially from those contained in the forward-looking statements. These include the specific risk factors identified in "Risk Factors" in each of Kroger's and Albertson's annual report on Form 10-K for the last fiscal year and any subsequent filings, as well as the following: the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory clearance of the proposed transaction; the impact and terms and conditions of any potential divestitures and/or the separation of SpinCo; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against the parties and others following announcement of the merger agreement and proposed transaction; the inability to consummate the proposed transaction due to the failure to satisfy other conditions to complete the proposed transaction; risks that the proposed transaction disrupts current plans and operations of Kroger and Albertsons; the ability to identify and recognize the anticipated benefits of the proposed transaction, including anticipated TSR, revenue and EBITDA expectations and synergies; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the ability of Kroger and Albertsons to successfully integrate their businesses and related operations; the ability of Kroger to maintain an investment grade credit rating; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction. The ability of Kroger and Albertsons to achieve the goals for the proposed transaction may also be affected by their ability to manage the factors identified above. The forward-looking statements by Kroger and Albertsons included in this presentation speak only as of the date the statements were made. Neither Kroger nor Albertsons assumes the obligation to update the information contained herein unless required by applicable law. Please refer to the reports and filings of Kroger and Albertsons with the Securities and Exchange Commission for a further discussion of the risks and uncertainties that affect them and their respective businesses.

This presentation also includes certain forward-looking non-GAAP financial measures, which Kroger and Albertsons management believe to be useful to investors and analysts. A reconciliation to historical non-GAAP figures is provided in the Appendix below. Kroger and Albertsons are unable to provide a full reconciliation of the non-GAAP measures used in the forward-looking measures without unreasonable effort because it is not possible to predict with a reasonable degree of certainty the information necessary to calculate such measures on a GAAP basis because such information is dependent on future events that may be outside of Kroger's and Albertson's control. The unavailable information could have a significant impact on Kroger's and Albertson's GAAP financial results.

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3 Agenda 1 Transaction Overview Accelerating Kroger’s Go - to - Market Strategy 2 3 Strengthening Kroger ’ s Value Creation Model Financial Details 4 3

4 A Compelling Combination for All Stakeholders Customers Associates • Enables combined company to serve A merica with fresher food, faster • Creates broader selection of Our Brands products to offer customers higher quality and better value • Offers customers best - in - class personalized experience • Delivers an enhanced seamless customer experience requiring zero compromise • Shared company culture and values to create best - in - class associate experience • Creates new and exciting career opportunities for associates • Secures union jobs; continuing to work with local unions across America to serve our communities Shareholders • Accelerates Kroger’s go - to - market strategy • Grows higher - margin alternative profit businesses • Strengthens value creation model to drive profitability and deliver enhanced total shareholder returns Communities • Unites two purpose - driven companies to Feed the Human Spirit • Shared mission to uplift communities and create a more equitable and sustainable food system

5 Continuing Track Record of Investing in Customers, Communities and Associates (1) Expects to reinvest cost savings from synergies to reduce prices for customers Post closing, Kroger will invest approximately… 5 $ 500 M to lower prices (1) $1.3B into Albertsons stores to enhance customer experience $1B to continue raising associate wages & comprehensive benefits

Transaction Overview

Consideration	• Kroger will acquire all outstanding shares of Albertsons for estimated total consideration of $34.10 per share in cash, subject to certain per share reductions • Implies total enterprise value of ~$24.6B, including assumption of ~$4.7B of Albertson's net debt • Represents 32.8% premium to unaffected closing price of Albertson's common stock on October 12, 2022 and 29.7% to 30-day VWAP • Albertsons will pay a special cash dividend of up to $4 billion to its shareholders, which is expected to be approximately $6.85 per share and will reduce purchase price commensurately
Enhanced Financial Performance and Value Creation	• Delivered combined ~$210B revenue, $11.6B of adjusted EBITDA and $3.3 billion in net earnings in FY 2021 • Expected average TSR well above Kroger standalone model of 8-11% in the first four years following close • Accretive to earnings in the first year following close and double digit accretive to earnings by year four, excluding one-time costs • Expects to achieve $1B annual run-rate synergies net of divestitures within first four years post-close; approximately 50% achieved within first two years post-close
Financing	• Kroger will fund transaction with cash on hand and proceeds from new debt financing • Albertson's existing bonds will roll into pro forma capital structure and rank pari passu with Kroger's bonds • Engaged with rating agencies and strongly committed to current investment grade credit rating
Capital Allocation	• Will continue to invest in high return projects that support strategy • Intend to continue paying quarterly dividend and expect to raise dividend over time, subject to Board approval • Prioritizing de-leveraging to achieve 2.5x EBITDA net leverage target in first 18 – 24 months post close; repurchase program has been paused until net leverage target achieved
Leadership	• Rodney McMullen, Chairman and CEO of Kroger, will be Chairman and CEO of combined company • Gary Millerchip, SVP and CFO will continue his role in the combined company
Path to Close	• Transaction subject to required regulatory approvals and other customary closing conditions • Targeted close in early 2024 • Transaction approved by Albertsons shareholders holding a majority of outstanding common and preferred stock • Merger agreement contemplates some store divestitures may be accomplished through establishment of Albertsons subsidiary to be spun-off to Albertsons shareholders immediately prior to close, that would operate as standalone public company; SpinCo would be a new, agile competitor with quality stores, experienced management, operational flexibility, a strong balance sheet, and focused capital allocation and resources to provide customers with continued value and quality service and associates with ongoing compelling career opportunities; would comprise minimum of 100 stores and up to 375 stores

Kroger | Albertsons Companies

Note: Pro forma results as presented in this slide represent the combined Kroger and Albertsons FY 2021 results and are not intended to represent pro forma financials under Section 11 of Regulation S-X under the Securities Exchange Act of 1934, as amended. See Appendix for reconciliation of historical non-GAAP measures.

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7 Albertsons at a Glance 20 + Trusted Iconic Banners With Track Record of Operating Excellence 2,273 store locations 1,720 in - store pharmacies ~$72B sales in FY 2021 31M registered loyalty members 402 fuel centers ~$15B Own Brands Portfolio +263% two - year digital sales growth in FY 2021 ~290K associates Note: All figures as of Albertsons latest public disclosures

8 Complementary National Footprint with Iconic and Trusted Supermarket Banners STORES STORES

9 Accelerates Go - to - Market Strategy Through Complementary Priorities, Assets, and Expertise Enables Kroger to serve more of America with fresher food, faster Offers unmatched personalized experience, offering more relevant recommendations and promotions to save customers time and money Delivers an enhanced seamless customer experience requiring zero compromise Creates broader selection of Our Brands products to offer customers higher quality and better value

10 Fresh : Faster and Fresher Than Ever Supplier Sourced products at peak of flavor & quality Reduced transit time Optimal assortment, price & promotion Simplified tasks & training; Improved scheduling Fresh for Everyone marketing, personalization & loyalty Distribution Center Customers Merchandising Store Operations Data & Science Driven Kroger Capabilities Broader supplier base & national and local networks enable fresher products to reach more customers faster Enhanced assortment & signature items Accelerates penetration of Fresh portfolio +

Our Brands: Expanding Portfolio to Deliver Greater Value and Quality

Combined capabilities will accelerate growth and profitability

~$43B

Our Brands Portfolio[1]

Combined portfolio of ~34,000 total private label products

1,520

Combined New Products in 2021

Launched combined ~300 products in Q1 2022

One of the Largest CPG Companies in the U.S

Tremendous opportunities for growth

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Manufacturing Plants

Supporting innovation in combined portfolio

(1) Reflects FY 2021A sales for Kroger and Albertsons.

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12 + Personalization : Data, Personalization and Loyalty Program Benefit Customers • ~85 million households • One of the most comprehensive first - party data repositories in the food and retail space • Compelling retail loyalty program • More relevant recommendations and promotions across price points • Promotes healthier lifestyles 96% of transactions linked to a specific household with personalized engagement and offers Expanded loyalty proposition with paid membership Unmatched personalized experience saves customers time and money Loyalty & core retail growth Stronger data & analytics 31 million loyalty members Free delivery and exclusive perks with paid membership

13 Expanded Omnichannel Customer Experience x Improve customer experience and freshness with expanded network x Expand capacity and shorten lead times for added convenience x Increase utilization of automated fulfillment network through large, medium and small FCs x Improve overall efficiency and lower operating costs x Expand comprehensive digital ecosystem and delivery service providers Fulfillment capabilities combining stores and FCs Seamless: Serving Customers Anything, Anytime, Anywhere 25 Fulfillment Centers Kroger Automated Fulfillment Centers Kroger S pokes Albertsons ’ Automated Micro - Fulfillment Centers 6 12 7 Fresh Products & Meal Solutions Assortment Stores, Pickup, Delivery Personalized Recommendations / Offers As Fast as 30 Minutes

14 Wages Advancement Benefits Well - Being Simplify Work Training RETENTION & ENGAGEMENT Associates Enable our Success Investing in associates since 2018, Kroger has invested an incremental $1.2B in compensation and benefits Cultivating an exciting culture embracing diversity, equity and inclusion Best - in - class associate experience enabling, supporting and empowering associates to unlock their full potential Creating new career opportunities for associates Securing union jobs continuing to work with local unions across America to serve our communities 14

15 Sustainability is a Longstanding Priority Together, we will drive continued progress toward our shared ESG initiatives People Systems Planet x Complementary ESG strategies to advance shared mission to support communities x Focus on responsible corporate stewardship, workforce diversity, equity and inclusion, and creating communities free from hunger and waste

Expanded Network Enables Accelerated Profitable Growth and Value Creation

Kroger

+2,700
Stores
+2,200 pharmacies
+1,600 fuel centers

~$28B
Our Brands Portfolio
9th largest U.S. CPG brand portfolio
Four distinct billion-dollar plus brands

60M
Households Nationwide

~$34B
Fresh Sales
15.6% growth over 2019

+420K
Associates
Make Kroger a place where customers love to shop

Kroger + Albertsons Companies

4,996[1]
Stores
3,972 pharmacies
2,015 fuel centers

~$43B
Our Brands Portfolio
One of the largest CPG in the U.S.

~85M
Households Nationwide
Expanded customer base nationwide

~$59B
Fresh Sales
Accelerated growth of fresh portfolio

+710K
Associates
Key component of combined success

(1) Current combined store, pharmacy and fuel center count.
Note: Reflects FY 2021A metrics for Kroger and Albertsons

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17 Strengthens Our Value Creation Flywheel DATA & TRAFFIC TRAFFIC & REVENUE Strong Supermarket, Fuel & Pharmacy Business Fast Growing Alternative Profit Businesses

Expanded National Reach Accelerates Alternative Profit Businesses

Kroger Today

+$1B
Annual Alternative Profits

60M
Households
96% of transactions tethered to a loyalty card

Kroger + Albertsons Companies

~$1.5B
Annual Alternative Profits Opportunity

~85M
Households

- ✓ Providing most relevant data assets for insight and media activation monetization
- ✓ Enhancing services to media clients to provide more targeted, sophisticated solutions
- ✓ Fueling growth in Retail Media, Kroger Personal Finance, and Customer Insights
- ✓ Driving higher-margin alternative profit revenue streams

POWERED BY: Kroger Precision Marketing + Kroger Personal Finance + 84.51° Insights + Albertsons Media Collective™

Kroger | Albertsons Companies

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19 Significant Synergy Opportunities Sourcing & Goods Not For Resale Supply Chain & Manufacturing Technology General & Administrative Costs ~$1B estimated annual run - rate synergies net of divestitures within first four years post - close ~ 50 % achieved within first two years post - close

20 Compelling Value Creation Opportunity Note: Pro forma results as presented in this slide represent the combined Kroger and Albertsons FY 2021 results and are not i nte nded to represent pro forma financials under Section 11 of Regulation S - X under the Securities Exchange Act of 1934, as amended. See Appendix for reco nciliation of historical non - GAAP measures. • On a combined basis, delivered approximately $210 billion in revenue, $11.6 billion of adjusted EBITDA, and $3.3 billion in net earnings in fiscal year 2021 • Expects to be accretive to earnings in first full - year post - close (1) • Expects to be double digit accretive by year four (1) • Continue strong free cash flow generation; 30% accretive to total annual free cash flow by year four Expects to deliver TSR well above Kroger’s standalone 8 – 11% during first four years post - close (1) EPS Accretion excludes one - time costs

21 Financing and Capital Allocation • Kroger has $ 17.4 B bridge commitment from Citi and Wells Fargo • Will fund transaction through cash and proceeds from new debt financing • Plan to hedge interest rate risk on new debt issuance • Existing Albertsons bonds will roll into pro forma capital structure and rank pari passu with Kroger bonds • Engaged with rating agencies and strongly committed to current investment grade credit rating • Will continue to invest in business through high return projects that support go - to - market strategy • Will continue to pay quarterly dividend and expect to increase dividend over time, subject to Board approval • Have already paused share repurchase program to prioritize de - leveraging • Expects to achieve 2.5 x net debt to EBITDA leverage ratio within first 18 - 24 months post - close Capital Allocation Financing

Investment Thesis

Accelerated Go-To-Market Strategy[1]

- ~$59B Fresh Sales
- Best-in-Class Data on ~85M Households
- ~$43B *Our Brands* Business
- Significant Digital Business, >$12B

Proven Value Creation Model

- Combined TSR well above Kroger's standalone TSR Model of 8 – 11% in first four years post-close
  - Annual run-rate synergy savings of $1B within first four years of combined operations
  - High Growth, Margin Accretive Alternative Profits
- Disciplined Capital Investments
- Increasing dividend over time, subject to board approval

Strong Balance Sheet & Resilient Free Cash Flow

- Resilient financial model in a variety of operating and economic environments
- Strong Free Cash Flow; 30% accretive to total annual Free Cash Flow by year four
- Investment Grade Debt Rating


Kroger
FRESH FOR EVERYONE

(1) Pro forma results as presented represent the combined Kroger and Albertsons FY 2021 results and are not intended to represent pro forma financials under Section 11 of Regulation S-X under the Securities Exchange Act of 1934, as amended.

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23 A Compelling Combination for All Stakeholders Customers Associates • Enables combined company to serve America with fresher food, faster • Creates broader selection of Our Brands products to offer customers higher quality and better value • Offers customers best - in - class personalized experience • Delivers an enhanced seamless customer experience requiring zero compromise • Shared company culture and values to create best - in - class associate experience • Creates new and exciting career opportunities for associates • Secures union jobs; continuing to work with local unions across America to serve our communities Shareholders • Accelerates Kroger’s go - to - market strategy • Grows higher - margin alternative profit businesses • Strengthens value creation model to drive profitability and deliver enhanced total shareholder returns Communities • Unites two purpose - driven companies to Feed the Human Spirit • Shared mission to uplift communities and create a more equitable and sustainable food system

24 Q&A Session 24

25 Appendix

Pro Forma Adjusted EBITDA Reconciliations[1]

($ mm)	Kroger	Albertsons	Pro Forma
FY 2021 Sales	**$137,888**	**$71,887**	**$209,775**

($ mm)	Kroger	Albertsons	Pro Forma
FY 2021 Net Income	**$1,655**	**$1,620**	**$3,275**

($ mm)	Kroger	Albertsons	Pro Forma
FY 2021 Adjusted EBITDA	**$7,185**	**$4,398**	**$11,583**

Kroger ($ mm)	FY 2021
Net earnings attributable to The Kroger Co.	**$1,655**
LIFO charge (credit)	197
Depreciation and amortization	2,824
Interest expense	571
Income tax expense	385
Adjustment for pension plan withdrawal liabilities	449
Adjustment for company-sponsored pension plan settlement charges	87
Adjustment for loss (gain) on investments	821
Adjustment for Home Chef contingent consideration	66
Adjustment for transformation costs[2]	136
Other	(6)
Adjusted EBITDA	**$7,185**

Albertsons ($ mm)	FY 2021
Net Income	**$1,620**
(Gain) loss on interest rate and commodity hedges, net	(23)
Facility closures and transformation[3]	57
Acquisition and integration costs[4]	9
Equity-based compensation expense	101
Gain on property dispositions and impairment losses, net	(15)
LIFO expense	115
Government-mandated incremental COVID-19 pandemic related pay[5]	58
Amortization of debt discount and deferred financing costs	23
Loss on debt extinguishment	4
Amortization of intangible assets resulting from acquisitions	49
Combined Plan and UFCW National Fund withdrawal[6]	(106)
Miscellaneous adjustments[7]	(63)
Tax impact of adjustments to Adjusted net income	(46)
Adjusted Net Income	**$1,781**
Tax impact of adjustments to Adjusted net income	46
Income tax expense	480
Amortization of debt discount and deferred financing costs	(23)
Interest expense, net	482
Amortization of intangible assets resulting from acquisitions	(49)
Depreciation and amortization	1,681
Adjusted EBITDA	**$4,398**

(1) *Pro forma results presented in this presentation represent the combined Kroger and Albertsons FY 2021 results and are not intended to represent pro forma financials under Section 11 of Regulation S-X under the Securities Exchange Act of 1934, as amended.*
(2) *Transformation costs primarily include costs related to store and business closure costs and third party professional consulting fees associated with business transformation and cost saving initiatives.*
(3) *Includes costs related to closures of operating facilities and third-party consulting fees related to strategic priorities and associated business transformation.*
(4) *Related to conversion activities and related costs associated with integrating acquired businesses. Also includes expenses related to management fees paid in prior fiscal years in connection with acquisition and financing activities.*
(5) *Represents incremental pay that is legislatively required in certain municipalities in which Albertsons operates.*
(6) *Related to the Combined Plan during the fourth quarter of fiscal 2021.*
(7) *Miscellaneous adjustments include non-cash lease-related adjustments, lease and lease-related costs for surplus and closed stores, net realized and unrealized gain on non-operating investments, certain legal and regulatory accruals and settlements, net and other (primarily includes adjustments for pension settlement gain, unconsolidated equity investments and certain contract terminations).*

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